THE MAINSTAY GROUP OF FUNDS

MainStay Principal Preservation Fund

Supplement dated April 30, 2012 (“Supplement”)

to the Prospectus for MainStay Income and Blended Funds dated February 28, 2012, as supplemented

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Principal Preservation Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”) free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

On April 4, 2012, the Board of Trustees (“Board”) of The MainStay Funds (“Trust”), upon the recommendation of the Fund’s manager, New York Life Investment Management LLC (“Manager”), approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about September 28, 2012 (“Liquidation Date”). However, in the event the Fund’s assets fall to $50 million or below prior to September 28, 2012, we may advance the Liquidation Date upon two weeks’ written notice to all remaining shareholders.

Effective May 15, 2012, the Fund will be closed to all new investors. Beginning on this date, new account requests and exchanges into the Fund will no longer be accepted. Existing shareholders as of May 15, 2012 may continue to purchase shares, including through dividend reinvestments. Effective September 18, 2012, the Fund will be closed to purchases by existing shareholders. These dates may be changed without notice at the discretion of the Trust’s officers.

As the Liquidation Date approaches, the Manager is expected to: (i) transition the Fund’s portfolio so that its assets are held in cash and cash equivalents; or (ii) reduce maturities of non-cash investments in order to prepare for an orderly liquidation and to meet redemption requests. This may adversely affect the Fund’s yield. Moreover, the impending liquidation may result in large redemptions, which could adversely affect the Fund’s expense ratio. The Manager anticipates that, in addition to maintaining existing contractual expense limitations, it will continue to voluntarily limit the Fund’s expenses to the extent it deems appropriate to maintain the Fund’s yield at its current level during this transition period if expenses have a significant impact on yield due to low interest rates. As the Liquidation Date approaches, the Fund may deviate from its stated investment objective and strategies.

Prior to the Liquidation Date, shareholders of the Fund may: (1) remain invested in the Fund; (2) exchange their shares of the Fund for shares of the appropriate class of any other open MainStay Fund, subject to the requirements and limitations in the applicable Fund Prospectus; or (3) redeem their shares. The Manager and its affiliates will be working with shareholders and intermediaries to identify possible alternative investment vehicles for shareholders. It is likely that shareholders will redeem or exchange their shares of the Fund prior to the Liquidation Date.

If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. The Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that this will be the case. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as the Fund maintains a $1.00 share price. Prior to the Liquidation Date, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s Prospectus and SAI. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.